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                                                                    EXHIBIT 10.f


                        MODIFICATION OF CREDIT AGREEMENT
                                  AND GUARANTY
                            OF MANAGEMENT AGREEMENT



          This MODIFICATION OF CREDIT AGREEMENT AND GUARANTY OF MANAGEMENT AGREEMENT (the "Modification") dated as of February 1, 1995, between THE SUMITOMO TRUST & BANKING CO., LTD. (the "Bank"), a banking corporation organized under the laws of Japan, acting through its New York Branch and having an address at 527 Madison Avenue, New York, New York 10022 (the "Bank") and FAIRFIELD INN BY MARRIOTT LIMITED PARTNERSHIP, a limited partnership existing under the laws of the State of Delaware (the "Borrower").

WITNESSETH:

          WHEREAS, the Bank and the Borrower entered into that certain Credit Agreement dated as of July 31, 1990, as amended (the "Credit Agreement" -- capitalized terms not otherwise defined herein shall have the respective meanings assigned in the Credit Agreement);

          WHEREAS, the Borrower executed that certain Master Indenture of Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Rents and Fixture Filing dated as of July 31, 1990 in favor of the Bank (as the same may be amended, supplemented or modified from time to time, the "Master Mortgage") and executed the Implementing Indentures of Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Rents and Fixture Filing as short forms of the Master Mortgage (collectively, the "Implementing Mortgages"; the Master Mortgage and the Implementing Mortgages, collectively, the "Mortgage");

          WHEREAS, the Borrower executed that certain Promissory Note dated July 13, 1990 in favor of the Bank (the "Note");

          WHEREAS, the Borrower and the Bank entered into that certain Security Agreement dated as of July 31, 1990 (the "Security Agreement");

          WHEREAS, Marriott executed that certain Guaranty of Management Agreement dated as of July 31, 1990 in favor of the Bank (the "Management Guaranty");

          WHEREAS, Marriott transferred the stock of the Manager to Marriott International, Inc., a Delaware corporation ("MI") (such transfer being hereinafter referred to as the "Manager Transfer");

          WHEREAS, Marriott transferred the stock and/or fee interests of all Ground Lessors to a subsidiary of MI or to MI (the "Ground Lessor Transfer");

          WHEREAS, MI would assume, and Marriott would be released from, all obligations of the Guarantor (as defined in the Management Guaranty) under the Management Guaranty (the "Management Guaranty Transfer"; the Manager Transfer, the Ground Lessor Transfer and the Management Guaranty Transfer, collectively, the "Transfers");

          WHEREAS, Marriott has requested that the Bank grant its consent to the Transfers;

          WHEREAS, the Borrower and the Bank are executing modifications of the Mortgage dated as of the date hereof (collectively, the "Mortgage
Modifications"); and
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          WHEREAS, the Bank and the Borrower wish to modify certain provisions of the Credit Agreement in order to provide as set forth herein.

          NOW, THEREFORE, to modify certain provisions of the Credit Agreement and the Management Guaranty, and in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree, effective as of the date hereof, as follows:

          1. Marriott has changed its name to "Host Marriott Corporation" (hereinafter "Marriott").

          2.  The following definition shall be added to Section 1 of the Credit
Agreement:

          "Marriott International" shall mean Marriott International, Inc., a
           ----------------------
Delaware corporation, its successors and assigns.

          3. Section 3 of the Credit Agreement shall be deleted in its entirety and the following shall be substituted in its place:

Section 3.  Payments of Principal and Interest.
            ----------------------------------

          3.01  Repayment of Loans.  The Borrower will pay to the Bank the
                ------------------
principal of the Loans, and each Loan shall mature, on December 31, 1996 (the "Maturity Date").
 -------------

          3.02  Interest.  The Borrower will pay to the Bank interest on the
                --------
unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the Maturity Date at the rate of 9.67% per annum. Notwithstanding the foregoing, the Borrower will pay to the Bank interest at the Post-Default Rate on any principal of and interest on any Loan and on any other amount payable by the Borrower hereunder or under the Note, which shall not be paid in full when due (whether at stated maturity, by acceleration, on a Prepayment Date or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable semiannually on the Semi-Annual Dates, or upon the payment or prepayment thereof (but accrued only on the principal amount so paid or prepaid); provided, further, that interest payable at the Post-Default Rate shall be payable from time to time on demand.

          4. Section 7.23 of the Credit Agreement shall be deleted in its entirety and the following substituted in its place:

          7.23.  Relation to Marriott and Marriott International:  The Manager
                 -----------------------------------------------
is a direct or indirect Wholly-Owned Subsidiary of Marriott International. The General Partner is a direct or indirect Wholly-Owned Subsidiary of Marriott. At all times, (a) the General Partner shall be the only general partner of the Borrower, and (b) the General Partner will remain a direct or indirect Wholly-Owned Subsidiary of Marriott. At all times hereafter, Marriott International or a subsidiary of Marriott International will be the lessor under each Ground Lease. At all times hereafter, the Manager will remain a direct or indirect Wholly-Owned Subsidiary of Marriott International.

          5. Clause (1) of Section 9 of the Credit Agreement shall be deleted in its entirety and the following substituted in its place:

          The General Partner shall at any time cease to be the sole general partner of the Borrower; the General Partner shall at any time cease to be a direct or indirect Wholly-Owned Subsidiary of Marriott; the Manager shall at any time cease to be a direct or indirect

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          Wholly-Owned Subsidiary of Marriott International; or Marriott
          International or a subsidiary of Marriott International shall at any time cease to be the lessor under the Ground Leases.

          6. Simultaneously herewith Marriott International and Marriott are executing an Assignment and Assumption Agreement dated the date hereof substantially in the form of Exhibit A (the "Management Guaranty Assignment") and upon such execution Marriott Corporation shall be released from all obligations of the Guarantor (as defined in the Management Guaranty) under the Management Agreement incurred after the date hereof.

          7. The parties hereto confirm that the Mortgage, as modified and supplemented by the Mortgage Modifications, and the Security Agreement as well as any other Related Agreement given to secure the obligations of the Borrower shall secure the Credit Agreement as amended and modified hereby as well as any obligations of the Borrower under any other Related Agreements as amended hereby.

          8.  Representations and Warranties: The  Borrower further represents
              ------------------------------
and warrants to the Bank:

          a. The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified to transact business in the States of Alabama, California, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Maryland, Michigan, Missouri, North Carolina, Ohio, South Carolina, Tennessee, Virginia and Wisconsin and in such other jurisdictions where failure so to qualify would have a material adverse effect on the financial condition, operations, business or prospects of the Borrower.

          b. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The General Partner is duly qualified to transact business in the States of Alabama, California, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Maryland, Michigan, Missouri, North Carolina, Ohio, South Carolina, Tennessee, Virginia, and Wisconsin and in such other jurisdictions where failure so to qualify would have a material adverse effect on the financial condition, operations, business or prospects of the General Partner.

          c. Each of the Borrower and the General Partner has all requisite legal right, power and authority to execute, deliver and perform the Modification, the Mortgage Modifications and Management Guaranty Assignment and to consummate the transaction contemplated hereby and thereby. The execution, delivery and performance by the Borrower and the General Partner of the Modification, the Mortgage Modifications and the Management Guaranty Assignment have been duly authorized by all necessary action on the part of the Borrower and the General Partner, as the case may be. All consents of any other Person (including partners or creditors of the Borrower) and all consents or authorizations of, or other acts by or in respect of any Governmental Authority, required to be obtained by the Borrower in connection with the execution, delivery and performance by the Borrower and the General Partner, and the validity, binding effect and enforceability of each such party's obligations under the Modification, the Mortgage Modifications and the Management Guaranty Assignment have been obtained and are in full force and effect.

          d. The Modification, the Mortgage Modifications and the Management Guaranty Assignment when executed and delivered will constitute legal, valid and binding obligations of the Borrower and the General Partner, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability effecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          e. The execution, delivery and performance by Borrower and the General Partner of the Modification, the Mortgage Modifications and the Management Guaranty Assignment to which either is a party and the consummation of the transactions contemplated thereby will not (i) conflict with or constitute a breach of or default under any agreement, indenture, lease or other instrument to which either is a party or by which it is or its revenues, properties, assets or operations are bound or subject, or violate any Legal Requirements; (ii) result in the creation or imposition of any Lien upon either of such party's revenues, properties or assets, other than as specifically contemplated by the Modification, the Mortgage Modifications and the Management Guaranty Assignment; (iii) result in the acceleration of any Indebtedness of such party; or (iv) result in a material adverse change in any agreement material to the operation of any Hotel.

          f. Except as set forth in Exhibit B hereto, no litigation, investigation or other proceeding is pending or, to the best of Borrower's knowledge, threatened before or by any Governmental Authority in any way restraining or enjoining, or threatening or seeking to restrain or enjoin, or in any way questioning or affecting the validity, binding effect or enforceability, as against the Borrower and the General Partner of, any provisions of the Modification, the Mortgage Modifications and the Management Guaranty Assignment or the legal existence of the Borrower and the General Partner, the status of its partners as partners, or its ability to conduct its operations, to perform its obligations under the Modification, the Mortgage Modifications and the Management Guaranty Assignment or to consummate any of the transactions contemplated thereby or affecting the Hotels or the Trust Estate.

          g. Neither the Borrower nor the General Partner is in default under any existing judgment, order, award or decree of any Governmental Authority or any other Legal Requirement, binding upon or affecting it.

          h. The Borrower is not an "investment company" or a company "affiliated" with or "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and the Borrower will not become such by reason of its execution and delivery of, or performance of its obligations under, the Modification, the Mortgage Modifications and/or the Management Guaranty Assignment.

          i. All of the representations and warranties set forth in the Credit Agreement, the Mortgage and the Management Guaranty, as modified hereby are true and correct as of the date hereof.

          j. As of the date hereof, there are no counterclaims, offsets or defenses with respect to the obligations of the Borrower and the General Partner under the

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               Credit Agreement, the Management Guaranty and/or any other
               Related Agreements as modified hereby.

          k. As of the date hereof, all the recitals in this Modification are true and correct.

          9. Except as modified hereby, the Credit Agreement and the other Related Agreements shall remain unmodified and in full force and effect.

          10. This Modification may be executed in two counterparts, each of which shall constitute an original, but both of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the day and year first above written.

                              FAIRFIELD INN BY MARRIOTT
                                LIMITED PARTNERSHIP

                              By  Marriott FIBM One Corporation,
                                  its general partner


                              By: /s/ Pamela J. Murch
                                 -----------------------------
                                       Vice President


                              THE SUMITOMO TRUST & BANKING CO., LTD.,
                              NEW YORK BRANCH


                              By: /s/ Suraj P. Bhatia
                                 -----------------------------
                                 SURAJ P. BHATIA
                                 SENIOR VICE PRESIDENT
                                 MANAGER, PROJECT FINANCE DEPT.

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                                   EXHIBIT A
                                   ---------


                ASSIGNMENT AND ASSUMPTION OF MANAGEMENT GUARANTY

          This Assignment and Assumption of Guaranty of Management Agreement dated as of February 1, 1995 (the "Assignment and Assumption") between Host Marriott Corporation (as a result of a name change from Marriott Corporation), a corporation organized under the laws of the State of Delaware ("Marriott"), and Marriott International, Inc. ("International"), a corporation organized under the laws of the State of Delaware.

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Marriott is the guarantor under that certain Guaranty of Management Agreement dated as of July 31, 1990 in favor of The Sumitomo Trust & Banking Co., Ltd. (the "Bank") (the "Management Guaranty");

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

          1. Marriott hereby sells, transfers, assigns and sets over to International all of its obligations, covenants and duties as guarantor under the Management Guaranty after the date hereof.

          2. International hereby accepts such assignment and assumes and agrees to perform and comply with all the covenants, duties and obligations of Marriott as guarantor under the Management Guaranty after the date hereof and consents to Collateral Assignment of Management Agreement from Fairfield Inn by Marriott Limited Partnership ("Fairfield") to the Bank and the Subordination and Attornment of Management Agreement among Fairfield, the Bank and Fairfield FMC Corporation (the "Subordination") and agrees to the provisions of Section 9 of the Subordination.

          This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the day and year first above written.

                              HOST MARRIOTT CORPORATION



                              By:
                                 ----------------------------------
                                    Title:  Vice President


                              MARRIOTT INTERNATIONAL,  INC.

                              By:
                                 ----------------------------------
                                    Title:  Vice President
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                                   EXHIBIT B
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                                   LITIGATION
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                                      NONE
                                      ----